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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       -----------------------------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (date of earliest event
                                   reported):
                                 April 24, 2003


                       Cabot Microelectronics Corporation
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                          000-30205                        36-4324765
-------------------------------        -----------------------       -----------------------------
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification)
         incorporation)

                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Press release, dated April 24, 2003, entitled "Cabot Microelectronics Reports Results For Second Fiscal Quarter 2003."

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

         On April 24, 2003, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For Second Fiscal Quarter 2003," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our second fiscal quarter ended March 31, 2003. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Commission's interim guidance regarding Form 8-K Item 11 and
Item 12 filing requirements, as set forth in Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CABOT MICROELECTRONICS CORPORATION


Date: April 24, 2003           By: /s/ WILLIAM S. JOHNSON
                                   ----------------------
                               William S. Johnson
                               Vice President and Chief Financial Officer
                               [Principal Financial Officer]




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                                INDEX TO EXHIBITS

Exhibit
Number              Title
-------             ------

99.1                Press release, dated April 24, 2003, entitled
                    "Cabot Microelectronics Reports Results For Second Fiscal Quarter 2003."




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